Alpha Architect Value Momentum Trend ETF
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
EXCHANGE TRADED FUNDS - 99.9%
Alpha Architect International Quantitative Momentum ETF	225,622	$5,949,652
Alpha Architect International Quantitative Value ETF(a)	421,981	10,568,515
Alpha Architect U.S. Quantitative Momentum ETF	92,168	4,595,155
Alpha Architect U.S. Quantitative Value ETF(a)	224,910	9,106,606
TOTAL EXCHANGE TRADED FUNDS (Cost $28,186,024)		30,219,928

SHORT-TERM INVESTMENTS - 1.8%
Money Market Funds - 1.8%
First American Government Obligations Fund - Class X, 5.30%(c)	548,941	$548,941
TOTAL SHORT-TERM INVESTMENTS (Cost $548,941)		548,941

TOTAL INVESTMENTS - 101.7% (Cost $28,734,965)		$30,768,869
Liabilities in Excess of Other Assets - 1.7%		(506,300)
TOTAL NET ASSETS - 100.0%		$30,262,569

Percentages are stated as a percent of net assets.

(a) Affiliated Fund.
(b) Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(c) The rate shown represents the 7-day effective yield as of December 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ALPHA ARCHITECT VALUE MOMENTUM TREND ETF

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.
Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC dba EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2023, the Fund did not hold any securities that required fair valuation due to unobservable inputs.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

ALPHA ARCHITECT VALUE MOMENTUM TREND ETF

The following is a summary of the fair value classification of the Fund’s investments as of December 31, 2023:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments*
Exchange Traded Funds	$30,219,928	$—	$—	$30,219,928
Money Market Funds	548,941	—	—	548,941
Total Investments in Securities	$30,768,869	$—	$—	$30,768,869

*	Refer to the Schedule of Investments for industry classifications.

During the fiscal year ended December 31, 2023, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

TRANSACTIONS WITH AFFILIATES

The Alpha Architect Value Momentum Trend ETF’s (the “Fund”) transactions with affiliates represent holdings for which the Fund and the underlying Alpha Architect ETFs have the same investment adviser and fund sponsor. The Alpha Architect Value Momentum Trend ETF had the following transactions with such affiliated Alpha Architect ETFs during the fiscal period ended December 31, 2023:

	Alpha Architect U.S. Quantitative Value ETF	Alpha Architect International Quantitative Value ETF	Alpha Architect U.S. Quantitative Momentum ETF	Alpha Architect International Quantitative Momentum ETF	Total
Value, Beginning of Period	$10,585,702	$12,112,351	$5,004,121	$6,892,370	$34,594,544
Purchases	964,383	1,226,223	426,254	514,617	3,131,477
Proceeds from Sales	(3,386,848)	(3,551,590)	(1,626,277)	(2,008,843)	(10,573,558)
Net Realized Gains (Losses)	621,511	86,785	559,015	52,876	1,320,187
Change in Unrealized Appreciation (Depreciation)	321,858	694,746	232,042	498,632	1,747,278
Value, End of Period	$9,106,606	$10,568,515	$4,595,155	$5,949,652	$30,219,928
Dividend Income	$46,265	$145,429	$43,077	$182,235	$417,006

	Alpha Architect U.S. Quantitative Value ETF	Alpha Architect International Quantitative Value ETF	Alpha Architect U.S. Quantitative Momentum ETF	Alpha Architect International Quantitative Momentum ETF
Shares, Beginning of Period	285,252	513,468	116,054	281,078
Number of Shares Purchased	27,093	54,275	10,360	21,753
Number of Shares Sold	(87,435)	(145,762)	(34,246)	(77,209)
Shares, End of Period	224,910	421,981	92,168	225,622
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